FEDERATED STRATEGIC INCOME FUND
(A Portfolio of Federated Fixed Income Securities, Inc.)
Class A shares
Class B Shares
Class C Shares
Class F Shares

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED
JANUARY 31, 2004.

Under the heading entitled "Securities in Which the Fund Invests," immediately after the section entitled "Z Classes and Residual Classes," please add the following:

     NON-GOVERNMENTAL MORTGAGE-BACKED SECURITIES

     Non-governmental  mortgage-backed  securities  (including  non-governmental
     CMOs) are issued by private entities, rather than by U. S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risks and liquidity risks.

Under the heading entitled "Fixed Income Securities Investment Risks" please add the following:


     CREDIT RISKS

     Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

     Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

     Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.











                                                                 August 31, 2004

Cusips

31417P502
31417P601
31417P700
31417P809


31113 (8/04)